Exhibit 23(ii)
                                                    Page 1 of 7






              Consent Of Independent Accountants





We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 33-60249, 333-34029, 333-37019 and 333-38367) of
Ingersoll-Rand Company of our report dated 30 September 1996 relating to the financial statements of Westinghouse Electric Ireland Limited, which appears in the Current Report on Form 8-K of Ingersoll-Rand Company dated November 3, 1997.




/S/ Price Waterhouse
Price Waterhouse
Limerick, Ireland

October 30, 1997




                                                 Exhibit 23(ii)
                                                    Page 2 of 7






               Report of Independent Accountants





We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-60249, 333-34029, 333-37019 and 333-38367)
of Ingersoll-Rand Company of our report dated March 15, 1996 relating to the financial statements of Westinghouse de Puerto Rico, Inc., which appears in the Current Report on Form 8-K of Ingersoll-Rand Company dated November 3, 1997.



/S/ Price Waterhouse
San Juan, Puerto Rico

October 30, 1997




                                                 Exhibit 23(ii)
                                                    Page 3 of 7






               Report of Independent Accountants





We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-60249, 333-34029, 333-37019 and 333-38367)
of Ingersoll-Rand Company of our report dated March 31, 1995 relating to the financial statements of Westinghouse de Puerto Rico, Inc., which appears in the Current Report on Form 8-K of Ingersoll-Rand Company dated November 3, 1997.



/S/ Price Waterhouse
San Juan, Puerto Rico

October 30, 1997




                                                 Exhibit 23(ii)
                                                    Page 4 of 7






              Consent Of Independent Accountants





We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statement on Form S-3 (Nos. 33-60249, 333-34029, 333-37019 and 333-38367) of
Ingersoll-Rand Company of our report dated 12 May 1995, relating to the financial statements of Petter Refrigeration Limited which appears in the Current Report on Form 8-K of Ingersoll-Rand Company dated November 3, 1997.




/S/ Price Waterhouse
Price Waterhouse
Southampton, England

October 31, 1997




                                                 Exhibit 23(ii)
                                                    Page 5 of 7






              Consent Of Independent Accountants





We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No.Nos. 33-60249, 333-34029, 333-37019 and 333-38367)
of Ingersoll-Rand Company of our report dated March 14, 1996 relating to the financial statements of Thermo King Dalian Transport Refrigeration Company Limited, which appears in the Current Report on Form 8-K of Ingersoll-Rand Company dated November 3, 1997.




/S/ Price Waterhouse, Da Hua
Certified Public Accountants

China, October 30, 1997




                                                 Exhibit 23(ii)
                                                    Page 6 of 7






              Consent Of Independent Accountants





We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-60249, 333-34029, 333-37019 and 333-38367)
of Ingersoll-Rand Company of our report dated March 8, 1996, relating to the financial statements of Reftrans S.A. as of November 30, 1995 and 1994 which appears in the Current Report on Form 8-K of Ingersoll-Rand Company dated November 3, 1997.


/S/ Price Waterhouse
Price Waterhouse Auditores, S.A.
Barcelona, Spain

October 30, 1997




                                                 Exhibit 23(ii)
                                                    Page 7 of 7






              Consent Of Independent Accountants





We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-60249, 333-34029, 333-37019 and 333-38367)
of Ingersoll-Rand Company of our report dated May 30, 1996 relating to the financial statements of Thermo King Czech Republic, s.r.o., which appears in the Current Report on Form 8-K of Ingersoll-Rand Company dated November 3, 1997.



/S/ Lindsay R. Dart
Lindsay R. Dart
partner

for and on behalf of BNP - Leasing, spol. s.r.o.


Prague, Czech Republic
October 30, 1997